Exhibit 99.1

Investor Presentation First Quarter 2025 Highlights Franklin Financial Services Corporation F&M TRUST

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M TRUST Franklin Financial Services Corporation 2

Why Invest in Franklin Financial? A premier, $2.3 billion, bank franchise located in South-Central Pennsylvania and northern tier of Maryland A company that is focused on building shareholder value by investing in technology and infrastructure to position itself for growth and profitability improvement A company that continues to grow core, low-rate deposits A company with diversified revenue streams including fee income from a $1.3 billion assets under management wealth management team A company with pristine credit quality A company with an above peer average dividend yield Attractive valuation entry point F&M TRUST Franklin Financial Services Corporation 3

Mission, Vision & Core Values Mission Statement Delivering the right financial solutions from people you know and trust. Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our employees, customers, communities, and shareholders. We strive to be a financial services leader in the markets we serve. Core Values The employees, officers and directors are committed to the core values of integrity, teamwork, excellence, accountability, and concern for our customers and the communities we serve. F&M TRUST Franklin Financial Services Corporation 4

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is a holding company headquartered in Franklin County, PA Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $2.3 billion as of March 31, 2025 As of March 31, 2025, Franklin Financial reported $1.3 billion in trust and brokerage assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 5

Trade Area Expansion 23 Locations Serving South Central PA and Washington County MD Primary Trade Area Expanded Trade Area Offering Wealth Management, Commercial Financing, and Residential Lending Services F&M TRUST Franklin Financial Services Corporation 6

Experienced and Cohesive Executive Team

Executive	Title	Years of Banking Experience	Joined F&M Trust	Prior Experience
Craig W. Best	*President and Chief Executive Officer*	**42**	2025	*Peoples Security Bank & Trust, First Commonwealth Bank, Equitable Bank*
Mark R. Hollar	*Executive Vice President, Chief Financial Officer & Treasurer*	**37**	1994	*ValleyBank & Trust*
Charles B. Carroll, Jr.	*Executive Vice President, Chief Operating Officer*	**31**	2023	*S&T Bank, FirstMerit / Huntington National Bank, BBVA Compass*
Lorie Heckman, CERP, CRCM	*Executive Vice President, Chief Risk Officer*	**39**	1986	*F&M Trust, Vice President of Compliance and Security*
Steven D. Butz	*Senior Vice President, Chief Commercial Services Officer*	**40**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP®, CIMA®	*Senior Vice President, Chief Wealth Management Officer*	**32**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*
Louis J. Giustini	*Senior Vice President, Chief Retail Services Officer*	**37**	2022	*Hagerstown Trust, Columbia Bank, Fulton Bank*

F&M TRUST Franklin Financial Services Corporation

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Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer 30 2000 ACNB Matthew D. Weaver Senior Vice President, Chief Marketing Officer 25 2014 Susquehanna Bank, Clifton LarsonAllen, IMRE David M. Long Senior Vice President, Chief Technology Officer 18 2022 Howard Bank F&M TRUST Franklin Financial Services Corporation 8

Consistent Quarterly Results SELECTED HIGHLIGHTS Growth Percetage KEY STATISTICS Total Assets +2.7% $2.257 Billion as of 3/31/2025 $2.198 Billion as of 12/31/2024 Net Loans +4.2% $1.438 Billion as of 3/31/2025 $1.380 Billion as of 12/31/2024 Total Deposits +2.9% $1.868 Billion as of 3/31/2025 $1.816 Billion as of 12/31/2024 Assets Under Management +1.1% $1.323 Billion as of 3/31/2025 $1.309 Billion as of 12/31/2024 F&M TRUST Franklin Financial Services Corporation 9

Income Growth Net Interest Income (Millions) $18,000 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0 $13.6 $15.6 3/31/224 3/31/2025 Quarter End Quarter End Net interest margin was 3.05% for the quarter ended 3/31/25 compared to 2.88% for the same period in 2024; Non-interest income for the quarter ended 3/31/25 was $4.6 million compared to $4.2 million for the same period in 2024 Non-Interest Income1 ($000’s) $5,000 $4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $996 $1,082 $1,500 $536 $558 $1,000 $613 $605 $500 $58 $109 $0 $2,026 $2,215 3/31/224 3/31/2025 Quarter End Quarter End Wealth Management Fees Gain on Sale of Loans Deposit Service Fees Debit Card Income Other 1Excludes net securities gains/losses F&M TRUST Franklin Financial Services Corporation 10

Financial Updates First Quarter Ended March 31, 2025 F&M TRUST Franklin Financial Services Corporation 11

Balance Sheet Highlights Dollars in Thousands (000’s) 3/31/2025 12/31/2024 12/31/2023 12/31/2022 Total Assets $2,257,478 $2,197,841 $1,836,039 $1,699,579 Cash and Cash Equiv. $224,956 $203,613 $23,140 $64,899 Investments AFS $495,487 $508,604 $472,503 $487,247 Net Loans $1,437,747 $1,380,424 $1,240,933 $1,036,866 Deposits $1,867,577 $1,815,647 $1,537,978 $1,551,448 Shareholders’ Equity $151,391 $144,716 $132,136 $114,197 F&M TRUST Franklin Financial Services Corporation 12

Investment AFS Portfolio $550,000 $500,000 $450,000 $400,000 $350,000 $300,000 $250,000 $45,657 $38,733 $31,079 $29,975 $200,000 $65,950 $104,005 $149,170 $137,127 $150,000 $105,278 $93,858 $138,742 $137,693 $100,000 $24,239 $23,198 $24,224 $24,341 $50,000 $155,455 $138,618 $133,592 $133,879 $0 $90,257 ($61,497) $74,091 ($49,416) $31,797 ($45,449) $32,472 ($38,926) 12/31/2022 12/31/2023 12/31/2024 3/31/2025 U.S. Treasury Municipal Corporate Agency MBS/CMO Non-Agency MBS/CMO Asset-Backed Unrealized (loss)/Gain 1Included in reported fair values F&M TRUST Franklin Financial Services Corporation 13

Diversified Loan Portfolio $1,600,000 $1,400,000 $1,200,000 $1,000,000 $37,486 $35,373 $35,086 $30,569 $800,000 $113,629 $160,612 $239,559 $210,692 $600,000 $118,443 $115,018 $108,545 $108,191 $400,000 $218,468 4.14% $275,216 5.16% $322,366 5.65% $328,539 5.72% $200,000 $106,921 $119,365 $114,841 $124,061 $0 $456,198 $70,609 $551,287 $97,811 $580,142 $107,167 $655,926 $111,525 12/31/2022 12/31/2023 12/31/2024 3/31/2025 Commercial Real Estate Commercial (C&I) 1-4 Family State/Muni Loans Construction Ag, Consumer and Other Purchased Participations Loan Yield 1Purchased participations are included as part of the loans outstanding; 2Year-to-date F&M TRUST Franklin Financial Services Corporation 14

Largest Commercial Real Estate Concentrations CRE Concentrations $600,000 $500,000 $400,000 $43,812 $62,439 $66,645 $64,307 $300,000 $55,428 $68,478 $82,518 $83,157 $200,000 $58,382 $87,137 $92,926 $92,654 $100,000 $81,283 $80,670 $97,460 $100,926 $0 $96,515 $120,180 $146,661 $166,642 12/31/2022 12/31/2023 12/31/2024 3/31/2025 Apartment Units Hotel & Motel Office Shopping Center Land Development *Primarily in South Central Pennsylvania F&M TRUST Franklin Financial Services Corporation 15

Strong Credit Quality Nonperforming Assets1 / Assets (%) 0.20% 0.15% 0.10% 0.05% 0.00% 0.01% 0.01% 0.01% 0.01% 12/31/2022 12/31/2023 12/31/2024 3/31/2025 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 16

Deposits by Category Deposits by Category $1,800,000 $1,600,000 $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $57,390 $132,446 $315,905 $311,530 $400,000 $496,532 $454,517 $417,870 $407,951 $200,000 $698,295 8.5% $677,967 8.9% $791,526 15.4% $849,151 10.6% $0 $299,231 $273,050 $8,677 $290,346 $87,057 $298,945 $87,057 12/31/2022 12/31/2023 12/31/2024 3/31/2025 Demand Deposit MMA & Savings Interest Bearing Checking Time Brokered Total Uninsured/Uncollateralized 1Brokered deposits are included as part of time deposits F&M TRUST Franklin Financial Services Corporation 17

Cost of Deposits Cost of Deposits1 (%) 2.50 2.00 1.50 1.00 0.50 0.00 0.23 1.23 1.89 2.02 2022 2023 2024 3/31/2025 1Year-to-date F&M TRUST Franklin Financial Services Corporation 18

Liquidity Available at March 31, 2025 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $567,117 $200,000 $367,117 Federal Reserve Bank Discount Window $65,885 $ – $65,885 Correspondent Banks $76,000 $ – $76,000 Total $709,002 $200,000 $509,002 F&M TRUST Franklin Financial Services Corporation 19

Wealth Management Total and New Assets Under Management ($000’s) $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 $135,423 $1,094,779 $1,230,202 $217,891 $139,872 $1,169,290 $1,309,162 $109,304 $139,918 $1,183,246 $1,323,165 $43,311 12312023 12/31/2024 3/31/2025 Brokerage Trust Total New Assets Under Management (YTD) F&M TRUST Franklin Financial Services Corporation 20

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 3/31/2025 Quarter Ended 12/31/2024 Quarter Ended 3/31/2024 Interest Income $27,058 $26,856 $23,809 Interest Expense $11,452 $11,760 $10,256 Provision for Credit Losses $779 $500 $452 Noninterest Income1 $4,569 $4,574 $4,229 Noninterest Expense $14,577 $14,335 $13,304 Net Income $3,922 $487 $3,361 Net income excluding securities losses, net of tax benefit (non-GAAP)2 $3,922 $3,858 $3,361 1Excludes net securities gains/losses in all periods; 2See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 21

Key Performance Measures Percent (%) Quarter Ended 3/31/2025 Quarter Ended 12/31/2024 Quarter Ended 3/31/2024 Return on Average Assets (ROAA) 0.72 0.09 0.67 ROAA excluding securities losses, net of tax benefit (non-GAAP)1 0.72 0.71 0.67 Return on Average Equity (ROAE) 10.80 1.32 10.21 ROAE excluding securities losses, net of tax benefit (non-GAAP)1 10.80 10.50 10.21 Efficiency Ratio1 71.36 72.05 73.76 Net Interest Margin 3.05 2.92 2.88 Non-Interest Income2 / Operating Revenue 22.65 23.25 23.78 F&M TRUST Franklin Financial Services Corporation 22

Balance Sheet Strength Percent (%) 3/31/2025 12/31/2024 3/31/2024 Risk-Based Capital Ratio (Total) 13.30 13.85 14.53 Leverage Ratio (Tier 1) 7.82 7.92 8.32 Common Equity Ratio (Tier 1) 10.86 11.31 11.91 Tangible Common Equity Ratio 6.33 6.20 6.25 Tangible Common Equity Ratio excluding AOCI 7.75 7.82 8.31 Nonperforming Assets1 / Total Assets 0.01 0.01 0.02 Allowance for Credit Loss as a % of Loans 1.27 1.26 1.29 Allowance to Nonaccrual Loans NM2 NM3 NM4 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned; 2Not meaningful = 7,290.12%; 3Not meaningful = 6,636.47%; 4Not meaningful = 3,374.08% F&M TRUST Franklin Financial Services Corporation 23

Market Statistics Per Share Measure / Market Valuation Quarter Ended 3/31/2025 Quarter Ended 12/31/2024 Quarter Ended 3/31/2024 Diluted Earnings Per Share $0.88 $0.11 $0.77 Cash Dividend Yield 3.61% 4.28% 4.89% Regular Cash Dividends Paid $0.32 $0.32 $0.32 Dividend Payout Ratio 36.16% 290.14% 41.62% Market Value Per Share $35.45 $29.90 $26.20 Book Value Per Share $33.99 $32.69 $30.55 Tangible Book Value Per Share1 $31.97 $30.65 $28.50 Market Cap ($M) $157.89 $132.37 $115.12 Price / Book (%) 104.30% 91.47% 85.76% Price / Tangible Book (%) 110.90% 97.54% 91.94% Price / LTM EPS (X) 13.63 12.01 8.40 1See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 24

F&M TRUST Franklin Financial Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank Services Corporation 25

Appendix F&M TRUST Franklin Financial Services Corporation 26

GAAP / Non-GAAP Reconciliation Tangible Book Value (Per Share) (Non-GAAP) Dollars in Thousands (000’s), Except Per Share 3/31/2025 12/31/2024 3/31/2024 Shareholders’ Equity $ 151,391 $ 144,716 $ 134,237 Less Intangible Assets (9,016) (9,016) (9,016) Shareholders’ Equity (Non-GAAP) 142,375 135,700 125,221 Less AOCI (31,856) (35,508) (41,234) Tangible Shareholders’ Equity Excl. AOCI (Non-GAAP) 174,231 171,208 166,455 Total Assets 2,257,478 2,197,841 2,011,614 Less Intangible Assets (9,016) (9,016) (9,016) Total Tangible Assets (Non-GAAP) $ 2,248,462 $ 2,188,825 $ 2,002,598 Tangible Common Equity Ratio (Non-GAAP) 6.33% 6.20% 6.25% Tangible Common Equity Ratio Excl. AOCI (Non-GAAP) 7.75% 7.82% 8.31% Shares Outstanding (In Thousands) 4,454 4,427 4,394 Tangible Book Value Per Share (Non-GAAP) $31.97 $30.65 $28.50 F&M TRUST Franklin Financial Services Corporation 27

GAAP / Non-GAAP Reconciliation Net Income Excluding Securities Losses (non-GAAP) Dollars in Thousands (000’s) Quarter Ended 3/31/2025 Quarter Ended 12/31/2024 Quarter Ended 3/31/2024 Securities Losses as Reported $ – $ (4,267) $ – Securities Losses as Reported, Net of Tax Benefit (Non-GAAP) – (3,371) – Noninterest Income as Reported 4,562 288 4,188 Plus Securities Losses – 4,267 – Noninterest Income Excluding Securities Losses, Net of Tax Benefit (Non-GAAP) 4,562 4,555 4,188 Net Income as Reported 3,922 487 3,361 Plus Securities Losses, Net of Tax Benefit – 3,371 – Net Income Excluding Securities Losses, Net of Tax Benefit (Non-GAAP) $ 3,922 $ 3,858 $ 3,361 Return on Average Assets as Reported (ROAA) 0.72% 0.09% 0.67% ROAA Excluding Securities Losses, Net of Tax Benefit (Non-GAAP) 0.72% 0.71% 0.67% Return on Average Equity as Reported (ROAE) 10.80% 1.32% 10.21% ROAE Excluding Securities Losses, Net of Tax Benefit (Non-GAAP) 10.80% 10.50% 10.21% F&M TRUST Franklin Financial Services Corporation 28

GAAP / Non-GAAP Reconciliation Efficiency Ratio Dollars in Thousands (000’s) Quarter Ended 3/31/2025 Quarter Ended 12/31/2024 Quarter Ended 3/31/2024 Noninterest Expense $ 14,577 $ 14,335 $ 13,304 Net Interest Income 15,606 15,096 13,553 Plus Tax Equivalent Adjustment to Net Interest Income 251 227 254 Plus Noninterest Income, Net of Securities Transactions1 $ 4,569 $ 4,574 $ 4,229 Total Revenue 20,426 19,897 18,036 Efficiency Ratio (Non-GAAP) 71.36% 72.05% 73.76% 1Excludes securities gains in all periods F&M TRUST Franklin Financial Services Corporation 29